Exhibit 99.2

 The York Water CompanyInvestor Presentation  Spring 2022

 JT Hand,President and Chief Executive Officer  Matthew E. Poff,Chief Financial Officer  2

       Matthew E. Poff, Chief Financial Officer  3

   4  Certain statements contained in this investor presentation constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Words such as "may," "should," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. These forward-looking statements include certain information relating to the Company’s business strategy and future prospects; including, but not limited to:the amount and timing of rate increases and other regulatory matters including the recovery of costs recorded as regulatory assets;expected profitability and results of operations;trends;goals, priorities and plans for, and cost of, growth and expansion;strategic initiatives;availability of water supply;water usage by customers; andthe ability to pay dividends on common stock and the rate of those dividends.The forward-looking statements in this investor presentation reflect what the Company currently anticipates will happen. What actually happens could differ materially from what it currently anticipates will happen. The Company does not intend to make a public announcement when forward-looking statements are no longer accurate, whether as a result of new information, what actually happens in the future or for any other reason. Important matters that may affect what will actually happen include, but are not limited to:changes in weather, including drought conditions or extended periods of heavy rainfall;natural disasters, including pandemics such as the current outbreak of the novel strain of coronavirus known as “COVID-19” and the effectiveness of the Company’s pandemic plans;levels of rate relief granted;the level of commercial and industrial business activity within the Company's service territory;construction of new housing within the Company's service territory and increases in population;changes in government policies or regulations, including the tax code;the ability to obtain permits for expansion projects;material changes in demand from customers, including the impact of conservation efforts which may impact the demand of customers for water;changes in economic and business conditions, including interest rates;loss of customers;changes in, or unanticipated, capital requirements;the impact of acquisitions;changes in accounting pronouncements;changes in the Company’s credit rating or the market price of its common stock; andthe ability to obtain financing.You should also refer to the risk factors and cautionary statements described in other documents that we file from time to time with the SEC, including in our most recent Annual Report on Form 10-K for the year ended December 31, 2021.

The York Water Company

PROFILE(1)

Established	February 23, 1816, Oldest Investor-Owned Utility in the United States
Estimated Population Served	204,000
Customers (Connections)	73,144
Employees	110
Nasdaq Global Select Market	YORW
Consecutive Dividends	206 Years

KEY METRICS(2)

as of March 25, 2022

Stock Price	$44.70
S & P Rating	A-
Debt/Equity Ratio(1)	49%/51%
Return on Equity(1)	11.1%
LTM Price/Earnings Ratio	34.4x
Dividend Yield	1.7%

(1) Source: Company SEC Filings – 10-K
(2) Source: S&P Capital IQ as of 3/25/2022 unless otherwise stated
Note: Refer to page 27 for definitions of Key Metrics

5

Current FootprintYork County, PAAdams County, PAFranklin County, PA  6

 Customers  7  Source: Company SEC Filings – 10-K

 Operating Revenues (in Millions)  8  Source: Company SEC Filings – 10-K

 Revenues by Class(in Thousands)  9  $51,578  $53,852  $55,119  Source: Company SEC Filings – 10-K

 Net Income(in Millions)  10  Source: Company SEC Filings – 10-K

 Construction Expenditures(in Millions)  hi  11  Source: Company SEC Filings – 10-K

       JT Hand,President and Chief Executive Officer  12

 Construction expenditures in 2021 included routine items, an upgrade to the enterprise software system, and an elevated water tank, as well as various replacements and improvements to infrastructure  13  Source: Company SEC Filings – 10-K

     Current  Future Renderings  14  Source: Company SEC Filings – 10-K

   Lake Williams Dam Renovation ProjectPreliminary Site Construction Activities for Access Road  15

     “I’m very excited, and very honored, to be leading the board. I think it’s great to have a woman at the helm. But, it’s equally important to me that I am judged by my abilities and not just the fact that I am female.” – Cynthia Dotzel, CPA   Board Leadership Transition  16

 The York Water Company’s Board of Directors  Nasdaq reviewed dozens of empirical studies and found that an extensive body of academic research demonstrates that diverse boards are positively associated with improved corporate governance and financial performance.

 Shareholder Value  January 24, 2022The York Water Company’s 605th Dividend Declared  Over 200 years of consecutive dividends.Dividends increased for 25 consecutive years.Celebrating over 21 years listed on NASDAQ.  Photo courtesy of NASDAQ.  Earnings Per Share  Common Stock Dividends  18  Source: Company SEC Filings – 10-K

       Growth and Acquisition Landscape  19

       “In York Water, we have found a top-rated utility provider that understands the business of water and wastewater operations,” said Pete Martin, Community Development Manager for CCD Rock Creek. “It was important that we found an owner with a longstanding reputation of stable rates, quality and a proven track record of responsible investment backed by the depth of experience to manage necessary services to the quality of life to our residents.”   Amblebrook Water and Wastewater SystemsAdams County  20

   Letterkenny Township Wastewater SystemFranklin County  Letterkenny Township Municipal Authority Chairman Charles Myers acknowledged the collaborative relationship between the Authority and York Water. “From the outset of our discussions, we knew that York Water was the right partner for Letterkenny Township Municipal Authority.  We are community focused, and York Water’s history of community engagement and customer focus were exactly what we wanted as we pursued this agreement.”   21

   22  “While I joined West Manheim Township midway through this transaction, I’ve been impressed with York Water’s advocacy for the township’s residents, and in particular addressing the surcharge assessed by Penn Township on West Manheim residents. We’re experiencing continued growth in the township, and we are conﬁdent that York Water will provide high-quality water and wastewater service and infrastructure responsive to our community’s utility needs.”– Mike Bowersox, West Manheim Township Manager  (1) Added 1,900 customers following the purchase of the West Manheim wastewater treatment system Source: Company SEC Filings – 10-K

   Geographic Expansion and Future Acquisitions  23  The York Water Company is continuously pursuing water and wastewater acquisitions in and around its service territory to grow its business. We expect to acquire three water systems and four wastewater systems in 2022 contingent upon receiving approval from all required regulatory authorities.

   Climate-ready utility 2018 CREAT Exercise Sampling completedInvolved in organizations that monitor guidelines and requirements regarding these contaminants.      Contaminants of Concern  24

   Customer/Community Assistance During a Global Pandemic  York Water Cares Program (YWC)YWC is a program which provides limited funding, which is payable through community agencies, to those who need help paying their York Water Company water bill. $60,000 has gone to customers in need over the last three years.Emergency Rental Assistance Program (ERAP)Our customers received $150,000 in utility assistance to those impacted by the pandemic.EITC Donations$500,000 donated to more than 50 local non-profit organizations in York County through participation in the state’s annual Educational Improvement Tax Credit (EITC) program.      25

   We will now take the time to answer any questions.  26

   27  Debt / Equity Ratio: The Company’s total long-term debt as a percentage of the total capitalization, defined as total common stockholders’ equity plus total long-term debt as of December 31, 2021.Return on Equity: The Company’s net income for the year ended December 31, 2021 as a percentage of total common stockholders’ equity as of December 31, 2021.LTM Price / Earnings Ratio: The Company’s stock price (as of the date indicated) divided by the Company’s latest twelve months’ earnings per share.Dividend Yield: The Company’s most recent annualized quarterly dividend divided by the Company’s stock price (as of the date indicated).